SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                February 5, 2001
                     --------------------------------------
                Date of Report (Date of earliest event reported)


                                  PepsiCo, Inc.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

                                 North Carolina
                        ---------------------------------
                 (State or other jurisdiction of incorporation)


             1-1183                                     13-1584302
      (Commission File Number)               (IRS Employer Identification No.)



                700 Anderson Hill Road, Purchase, New York 10577
                   -------------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (914) 253-2000

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Item 5.  Other Information

         The information in Exhibit 99.1 is incorporated herein by reference.

     "Forward-looking statements", within the meaning Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, are made in this document. These forward-looking statements are based on currently available competitive, financial and economic data and our operating plans and are subject to risks, uncertainties and assumptions. As a result, the forward-looking events discussed in this document and the exhibit hereto could turn out to be significantly different from expectations or may not occur.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

        99.1     Press Release, dated February 5, 2001, issued by PepsiCo, Inc.
        99.2     Prepared statements by management of PepsiCo, Inc.

Item 9.Regulation FD Disclosure

     On February 5, 2001, a telephone conference call regarding PepsiCo's year-end earnings was broadcast. The prepared comments for the Registrant's telephone conference call are attached to this report as Exhibit 99.2.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2001
                                      PepsiCo, Inc.



                                     By: /s/ LAWRENCE F. DICKIE
                                         ----------------------
                                         Lawrence F. Dickie
                                         Vice President, Associate General
                                         Counsel and Assistant Secretary

                                INDEX TO EXHIBITS



Exhibit Number                Description

99.1                          Press release from PepsiCo, Inc.
                              dated February 5, 2001

99.2                          Prepared Comments by management of
                              PepsiCo, Inc. for telephone conference
                              call on February 5, 2001